EXHIBIT 10.10

                                          September 1, 1994

Mr. Michael Levy
President
SportsLine USA, Inc.
800 Corporate Drive
Suite 108
Ft. Lauderdale, Florida 33334

Dear Mike:

       It has been productive and exciting to meet with you to discuss your visionary plan for the future of SportsLine USA, Inc. I am intrigued by the prospect for ultimate success and am interested in working with you and your process. Therefore, based on earlier conversations, this will confirm that Rick Horrow/Horrow Sports Ventures ("RH") work with SportsLine USA Inc. ("SL"), or its appropriate assignees, in all appropriate strategic areas, including, but not limited to, the following:

                              I. SCOPE OF SERVICES

      1. Provide access to key personnel at union representative offices in football, baseball, basketball, hockey, and other sports.

      2. Assist in providing access to key sports representatives and agents in all major sports.

      3. Assist in providing access and attend meetings with league representatives including the Offices of the Commissioners of the National Hockey League, National Basketball Association, Arena Football League, Canadian Football League, LPGA, and PGA.

      4. Assist in providing access and attend meetings with appropriate representatives of collegiate sports, including National Association of College Directors of Athletics. NCAA, and others.

      5. Assist in providing access and attend meetings with appropriate television networks with distribution potential, including ESPN, Prime/NewSport/Sports Channel, and the like.

      6. Assist in developing strategic plans and attend meetings concerning sponsorship solicitation and corporate participation. These meetings could include representatives of sports marketing firms as well as corporations with compatible demographic needs.

      7. Assist in creating strategic plans concerning golf and tennis, including programming, travel package development, mail order/merchandising packages, and the like.

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Mr. Michael Levy
September 1, 1994
Page - 2

      8. Assist in the development of a strategic plan for access to teams, stadiums, and arenas and other public spectator facilities. This could include programming potential as well as joint venture opportunities with management, marketing, and concessions/novelty/merchandising firms.

      9. Assist in the development of promotional and marketing plans, including the identification of personalities and sports spokesmen in key markets.

      10. Provide editorial direction concerning sports business/sports law issues.

      11. Assist in identifying and soliciting key SL personnel, including business development and marketing executives.

      12. Assist in identifying key members for potential celebrity affliations, including memberships on a future Advisory Committee.

                            II. TERMS AND CONDITIONS

      1. SL will retain RH as Development Consultant and as a Member of the Board of Directors.

      2. Commencing on September 1, 1994, SL will compensate RH at a rate of $3,000 per month. plus approved expenses, payable on the first day of each month.

      3. At the point of commitment of appropriate additional funding of SL (as determined by Michael Levy, in his reasonable discretion), RH shall receive a bonus of $12,000 payable on receipt of said additional funding. Additionally, at that point, SL will increase its compensation to RH to a rate of $5,000 per month, effective March 1, 1995.

      4. RH shall receive options to purchase 25,000 shares in SL at an initial offering price of $2, subject to the terms and conditions outlined in appropriate agreements. These options shall be vested immediately.

      5. RH will devote sufficient time and effort to accomplishing the tasks in the context of other compatible sports development arrangements that RH/HSV is currently involved in. RH would be available for all appropriate meetings and events, and would be regularly available on the telephone and otherwise.

      6. Either party could terminate this Agreement effective February 28, l995, with 30 days notice. The Agreement could also be terminated at any time by mutual consent, or by either party for cause. If the Agreement is terminated, however, RH shall be entitled to a fee as a Member of the Board of Directors (at a rate of $500 per month, or increased to $1,000 per month

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Mr. Michael Levy
September 1, 1994
Page - 3

if there has been a commitment for additional funding of SL). This termination provision shall not affect the stock option plan outlined in paragraph 4 above.

      7. RTI shall operate under the specific authority of Mike Levy or his designee(s) as to the consulting services. RH also agrees to refrain from public statements or to conduct meetings except as otherwise requested by SL. RH also agrees to hold all information in confidence unless directed otherwise by SL.

      Hopefully, this will provide the framework of a mutually beneficial and productive relationship. I look forward to working with you as soon as possible.

                                          Most sincerely,

                                          /s/ RICHARD B. HORROW
                                          ---------------------
                                          Richard B. Horrow
                                          President

RH/bvc

READ, AGREED TO, AND ACCEPTED:

SPORTSLINE USA, INC.

By:/s/ MICHAEL LEVY
   -----------------------
   Michael Levy, President

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                                 25,000 WARRANTS

THESE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THESE WARRANTS (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS. THE WARRANT SHARFS MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FRONI SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXMPI'ION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE F1NANCLAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

August 31, 1994

                             SPORTSLINE USA, INC.

             WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

       FOR VALUE RECEIVED, SPORTSLINE USA, INC., a Delaware corporation ("SportsLine" or the "Company"), hereby certifies that RICHARD MORROW or his registered assigns (the "Holder") is entitled, subject to the provisions contained herein, to purchase from the Company 25,000 fully paid and non-assessable shares of Common Stock (as defined below), subject to adjustment as provided herein, at an exercise price per share of Common Stock (the "Exercise Price") of $2.00.

       The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company as constituted on the date hereof. The number of shares of Common Stock to be received upon the exercise of these Warrants may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other securities that may be issued by the Company in addition to, or in substitution for, the Warrant Stock.

       References herein to the "Company" are to (i) SportsLine and any successor thereto, (ii) any successor corporation resulting from the merger or consolidation of SportsLine, or any successor thereto, with another corporation or (ii) any corporation to which SportsLine, or any successor thereto, has transferred its property or assets as an entirety or substantially as an entirety.

       Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of these Warrants, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of these Warrants, if mutilated, the Company shall execute and deliver new Warrants of like tenor and date. Any such new Warrants, upon execution and delivery, shall constitute an additional contractual obligation on the part of the Company, whether or not these Warrants so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

       The Holder agrees with the Company that these Warrants are issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein, including the following:

      1. EXERCISE OF WARRANTS. These Warrants may be exercised, in whole or in part, at any time, or from time to time during the period commencing on the date hereof and expiring August 31, 1999 [five years after the issue date] by presentation and surrender of these Warrants to the Company at its principal office (which on the date hereof is 800 Corporate Drive, Suite 108, Ft. Lauderdale, Florida 33334), or at the office of its stock transfer agent (which on the date hereof is the Company), if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check or checks, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form. If these Warrants are exercised in part only, the Company shall, upon surrender of these Warrants for cancellation, execute and deliver new Warrants evidencing the rights of the Holder thereof to purchase the balance of Warrant Stock (and Other Securities) purchasable hereunder. Upon receipt by the Company of these Warrants, together with the Exercise Price, at its office, or by the Company's stock transfer agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Stock (and Other Securities) issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or that certificates representing such Warrant Stock (or Other Securities) shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Stock (and Other Securities) upon exercise of these Warrants.

      2. RESERVATION OF SHARES AND OTHER SECURITIES. The Company will at all times reserve for issuance and delivery upon exercise of these Warrants all shares of Warrant Stock and other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of these Warrants. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free and clear of all preemptive rights.

      3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of these Warrants, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share in lieu of each fraction of a share otherwise

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

issuable upon any exercise of these Warrants, as determined by the Board of Directors in its reasonable discretion.

      4. EXCHANGE OF WARRANTS. These Warrants are exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder hereof to purchase in the aggregate the same number of shares of Warrant Stock (and Other Securities) purchasable hereunder.

      5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein.

      6. ANTI-DILUTION PROVISIONS.

      6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of these Warrants) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock (or Other Securities) subject to these Warrants immediately prior to such subdivision shall be proportionately increased and the Exercise Price per share shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock (or Other Securities) by recapitalization, reclassification or combination thereof, the number of shares of Common Stock (or Other Securities) subject to these Warrants immediately prior to such combination shall be proportionately decreased and the Exercise Price per share shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or, if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment shall be the record date therefor.

      6.2 ADJUSTMENT FOR REORGANIZATION. CONSOLIDATION. MERGER. ETC. (a) In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable upon the exercise of these Warrants) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of these Warrants, upon the exercise hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of these Warrants prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised these Warrants immediately prior thereto (but had not exercised any rights with respect to such securities or property in connection with the reorganization, consolidation, merger or conveyance); in each such case, the terms of these

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

Warrants shall be applicable to the securities or property receivable upon the exercise of these Warrants after such consummation.

      (b) In any case where the Company shall consolidate with or merge into another corporation, and shall not be the surviving corporation, or shall convey all or substantially all of its assets to another corporation, then, and in each such case, the surviving corporation or the corporation that shall have received substantially all of the Company's assets shall expressly assume the obligations of the Company under these Warrants in a form reasonably satisfactory to the Holder hereof.

      6.3 NO DILUTION. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of these Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of these Warrants against dilution or other impairment. Without limiting the generality of the foregoing, while these Warrants are outstanding, the Company (a) will not permit the par value, if any, of the shares of Warrant Stock to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Warrant Stock and Other Securities upon the exercise of these Warrants.

      6.4 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable upon the exercise of these Warrants, the Company at its expense will promptly compute such adjustment in accordance with the terms of these Warrants and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

      6.5 NOTICES OF RECORD DATE. ETC. In case:

      (a) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of these Warrants) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

      (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

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

      (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company shall mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed, as to which the holders of record of Warrant Stock (or such other securities at the time receivable upon the exercise of these Warrants) shall be entitled to exchange their shares of Warrant Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and these Warrants may be exercised prior to said date during the term of these Warrants.

      7. RESTRICTIONS ON TRANSFER OF WARRANTS. WARRANT STOCK AND OTHER SECURITIES. The Warrant Stock and Other Securities may not be sold, transferred or otherwise disposed of unless registered under the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the seller delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption.

      8. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of these Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      9. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by

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

certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice in writing hereunder.

      10. APPLICABLE LAW. These Warrants shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of law principles.

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

      IN WITNESS WHEREOF, the Company has caused these Warrants to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                          SPORTSLINE USA, INC.

                                          By:
                                             ------------------------
                                          Title: President

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

                            WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise Warrants to purchase ____ shares of Common Stock of SportsLine USA, Inc., a Florida corporation, and hereby makes payment of $__________ in full satisfaction therefor.

                                          --------------------------------
                                          Signature

                                          --------------------------------
                                          Signature, if Jointly held

                                          --------------------------------
                                          Date

                       INSTRUCTIONS FOR ISSUANCE OF STOCK
              (if other than to the Holder of the within Warrants)

Name
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                                    (Please typewrite or print in block letters)

Address
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Social Security or Taxpayer Identification Number
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